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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 13, 2001






                         WEATHERFORD INTERNATIONAL, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                  1-13086                     04-2515019
--------------------------      ---------------           ----------------------
 (State of Incorporation)         (Commission                 (I.R.S. Employer
                                   File No.)                 Identification No.)


    515 Post Oak Blvd., Suite 600, Houston, Texas              77027-3415
    ---------------------------------------------           ----------------
      (Address of Principal Executive Offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

                        (Exhibit Index Located on Page 3)


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ITEM 4.  Changes in Registrant's Certifying Accountant

(a) On August 13, 2001, Weatherford International, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants. The Company has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee.

(b) Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) During the two years ended December 31, 2000 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused the former accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

(d) During the two years ended December 31, 2000 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a) (1) (v) (A) - (D) of Item 304 of Regulation S-K.

(e) Effective August 13, 2001, the Company engaged Ernst & Young as its independent accountants. During the two years ended December 31, 2000 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.

(f) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen dated August 16, 2001 is filed as Exhibit 16.1 to this Form 8-K.



ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits.

     EXHIBIT
     NUMBER                       DESCRIPTION
     ------                       -----------

      16.1           Letter from Arthur Andersen LLP pursuant to
                     Item 304 (a) (3) of Regulation S-K.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Weatherford International, Inc.


                                         /s/ Lisa W. Rodriguez
                                         ---------------------------------------
                                         Lisa W. Rodriguez
                                         Vice President, Finance and Accounting









Date:  August 15, 2001












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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                       DESCRIPTION
     ------                       -----------

      16.1           Letter from Arthur Andersen LLP pursuant to
                     Item 304 (a) (3) of Regulation S-K.
























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